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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22043

Invesco Dynamic Credit Opportunities Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code:      (713) 626-1919

Date of fiscal year end:         2/28

Date of reporting period:      11/30/13

Item 1. Schedule of Investments.

Invesco Dynamic Credit Opportunities Fund

Quarterly Schedule of Portfolio Holdings

November 30, 2013

Schedule of Investments

November 30, 2013

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)*	Value

Variable Rate Senior Loan Interests–113.53%(a)(b)

Aerospace & Defense–2.23%

CAMP International Holding Co., First Lien Term Loan	5.25%	05/31/19	$ 730	$ 735,766
DAE Aviation Holdings, Inc., Term Loan B-1	6.25%	11/02/18	2,197	2,218,686
Term Loan B-2	6.25%	11/02/18	996	1,005,804
DynCorp International Inc., Term Loan	6.31%	07/07/16	659	665,202
IAP Worldwide Services, First Lien Term Loan (c)	0.00%	12/31/15	6,525	2,332,690
Landmark U.S. Holdings LLC, First Lien Term Loan	4.75%	10/25/19	2,673	2,684,912
Term Loan	4.75%	10/25/19	227	227,535
LMI Aerospace, Inc., Term Loan	4.75%	12/28/18	1,051	1,047,468
PRV Aerospace, LLC, Term Loan	6.50%	05/09/18	2,550	2,560,833
Sequa Corp., Term Loan	5.25%	06/19/17	620	613,859
Transdigm Inc., Term Loan C	3.75%	02/28/20	8,432	8,492,687
				22,585,442

Air Transport–1.12%

American Airlines, Inc., Term Loan B	4.75%	06/27/19	3,704	3,736,861
Delta Air Lines, Inc., Revolver Loan (d)	0.00%	04/20/16	7,019	6,691,865
Revolver Loan (d)	0.00%	10/18/17	1,032	965,176
				11,393,902

Automotive–5.91%

Affinia Group Inc., Term Loan B-2	4.75%	04/27/20	951	964,942
August U.S. Holding Co., Inc., First Lien Term Loan B-1	5.00%	04/27/18	1,576	1,591,304
Second Lien Term Loan (Acquired 10/08/13; Cost $786,992)	10.50%	04/29/19	772	786,976
Second Lien Term Loan (Acquired 10/08/13; Cost $257,683)	10.50%	04/29/19	253	257,682
Term Loan B-1	5.00%	04/27/18	1,212	1,224,109
Autoparts Holdings Ltd., First Lien Term Loan	6.50%	07/28/17	2,124	2,097,846
BBB Industries, LLC, Term Loan	5.50%	03/27/19	2,635	2,648,149
BCA Remarketing Group Ltd. (United Kingdom), Term Loan C3	5.77%	02/28/20	GBP 3,917	6,419,511
CWGS Group, LLC, Term Loan (e)	–	02/20/20	3,612	3,616,821
Federal-Mogul Corp., Term Loan B	2.11%	12/29/14	9,348	9,250,006
Term Loan C	2.11%	12/28/15	4,888	4,837,061
Key Safety Systems, Inc., Term Loan	4.75%	05/09/18	2,096	2,125,833
Keystone Automotive Operations, Inc., First Lien Term Loan	7.00%	08/15/19	1,431	1,453,192
Metaldyne, LLC, Term Loan	5.00%	12/18/18	1,747	1,761,533
Term Loan	6.50%	12/18/18	EUR 4,135	5,640,280
Schaeffler AG (Germany), Term Loan C	4.75%	01/27/17	EUR 1,852	2,534,409
TI Group Automotive Systems, L.L.C., Term Loan	5.50%	03/28/19	5,035	5,085,772
Tower Automotive Holdings USA, LLC, Term Loan	4.75%	04/23/20	3,647	3,685,394
Transtar Holding Co., First Lien Term Loan	5.50%	10/09/18	2,888	2,862,371
Second Lien Term Loan	9.75%	10/09/19	1,010	1,004,892
				59,848,083

Beverage and Tobacco–0.44%

DS Waters of America, Inc., Term Loan B (Acquired 08/19/13; Cost $1,508,149)	5.25%	08/31/20	1,523	1,535,233
North American Breweries Holdings, LLC, Term Loan	7.50%	12/11/18	2,913	2,883,492
				4,418,725

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value

Building & Development–2.03%

Axia Inc., PIK Second Lien Term Loan A (Acquired 09/05/08-09/30/13; Cost $1,572,919)(f)	5.00%	03/11/16	$ 204	$ 204,268
Revolver Loan (Acquired 02/23/12; Cost $348,226) (d)	0.00%	03/11/16	348	348,226
Second Lien Term Loan B (Acquired 05/30/08; Cost $2,896,225)	5.00%	03/11/16	324	323,875
Capital Automotive L.P., Second Lien Term Loan	6.00%	04/30/20	2,544	2,633,553
HD Supply Inc., Term Loan	4.50%	10/12/17	937	944,551
Lake at Las Vegas Joint Venture, LLC, PIK Exit Revolver Loan (Acquired 07/16/12; Cost $48,725)(d)(f)	0.00%	02/28/17	49	17,297
PIK Exit Revolver Loan (Acquired 07/15/10-06/28/13; Cost $624,087)(f)	5.00%	02/28/17	624	221,551
Norrmalm 3 AB (Sweden), Term Loan B2	4.97%	06/28/19	EUR 333	460,151
Nortek, Inc., Term Loan	5.25%	04/26/17	253	254,602
Quikrete Holdings, Inc., First Lien Term Loan	4.00%	09/28/20	5,154	5,186,559
Second Lien Term Loan	7.00%	03/26/21	1,011	1,040,564
Re/Max International, Inc., Term Loan	4.00%	07/31/20	1,477	1,479,544
Realogy Corp., Term Loan B	4.50%	03/05/20	4,583	4,637,569
Rhodes Ranch General Partnership, PIK Term Loan (Acquired 07/09/07; Cost $629,975) (f)	2.25%	03/31/16	153	139,548
Valleycrest Companies LLC, Term Loan	5.50%	06/13/19	1,048	1,055,568
WireCo WorldGroup Inc., Term Loan (Acquired 07/02/12; Cost $1,591,167)	6.00%	02/15/17	1,603	1,610,586
				20,558,012

Business Equipment & Services–10.83%

Advantage Sales & Marketing Inc., Second Lien Term Loan	8.25%	06/18/18	441	447,900
Asurion Corp., Incremental Term Loan B-1	4.50%	05/24/19	9,940	9,955,469
Incremental Term Loan B-2	3.50%	07/08/20	17,944	17,668,107
Audio Visual Services Group, Inc., First Lien Term Loan (Acquired 11/13/12; Cost $2,751,422)	6.75%	11/09/18	2,798	2,846,812
Brock Holdings III, Inc., First Lien Term Loan	6.01%	03/16/17	225	226,490
Caraustar Industries, Inc., Term Loan	7.50%	05/01/19	926	949,041
Catalina Marketing Corp., Term Loan B	5.25%	10/12/20	2,393	2,419,892
Crossmark Holdings, Inc., First Lien Term Loan	4.50%	12/20/19	1,955	1,952,094
Second Lien Term Loan	8.75%	12/21/20	677	676,640
Duff & Phelps Corp., Term Loan	4.50%	04/23/20	377	377,380
Expert Global Solutions, Inc., First Lien Term Loan B	8.50%	04/03/18	5,630	5,735,513
First Data Corp., Term Loan	4.17%	03/24/17	2,014	2,021,729
Term Loan	4.17%	03/23/18	13,643	13,695,874
FS Funding A/S (Denmark), Extended Term Loan B-1	4.53%	04/30/18	GBP 354	583,843
Extended Term Loan B-2	4.53%	04/30/18	GBP 244	402,378
Extended Term Loan B-3	4.53%	04/30/18	GBP 136	224,071
Extended Term Loan B-4	4.53%	04/30/18	GBP 82	135,697
Garda World Security Corp. (Canada), Delayed Draw Term Loan (e)	–	11/06/20	135	136,329
Term Loan B (e)	–	11/06/20	529	532,924
Genesys Telecom Holdings, U.S., Inc., Delayed Draw Term Loan (e)	–	11/13/20	1,330	1,329,789
Incremental Term Loan B (e)	–	11/13/20	665	664,895
Term Loan	4.75%	02/07/20	EUR 3,483	4,732,024
H&F Nugent 3 Ltd. (United Kingdom), Term Loan B	5.50%	08/02/19	GBP 750	1,239,190
Helios Holding, Inc., First Lien Term Loan	6.50%	07/13/18	2,773	2,790,207
Information Resources, Inc., Term Loan B	4.75%	09/30/20	2,349	2,375,637
Kronos Inc., Second Lien Term Loan	9.75%	04/30/20	1,034	1,070,172

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Business Equipment & Services–(continued)

Lonestar Intermediate Super Holdings, LLC, Term Loan	11.00%	09/02/19		$ 6,018	$ 6,268,826
MCS AMS Sub-Holdings LLC, Term Loan B	7.00%	10/15/19		755	733,733
MEI, Inc., Term Loan	5.00%	08/21/20		1,407	1,415,402
Pacific Industrial Services US FinCo LLC, First Lien Term Loan B	5.00%	10/02/18		3,707	3,758,451
Second Lien Term Loan	8.75%	04/02/19		1,449	1,483,060
Sensus USA, Inc., First Lien Term Loan	4.75%	05/09/17		2,000	2,013,750
Servicemaster Co., The, Synthetic LOC	4.52%	01/31/17		2,101	2,030,531
Term Loan B	4.42%	01/31/17		1,029	1,019,961
Term Loan C	4.25%	01/31/17		5,606	5,536,164
SourceHOV LLC, First Lien Term Loan B	5.25%	04/30/18		2,776	2,798,003
Second Lien Term Loan	8.75%	04/30/19		288	292,413
SunGard Data Systems Inc., Term Loan C	3.92%	02/28/17		180	181,128
Term Loan D	4.50%	01/31/20		1,896	1,910,207
TNS Inc., First Lien Term Loan	5.00%	02/14/20		1,456	1,468,309
Second Lien Term Loan	9.00%	08/14/20		115	116,721
Wash MultiFamily Laundry Systems, LLC, Term Loan	4.50%	02/21/19		1,095	1,099,326
West Corp., Revolver Loan (d)	0.00%	01/15/16		2,427	2,354,133
					109,670,215

Cable & Satellite Television–3.60%

Altice B2B Lux. S.a r.l., (Luxembourg) Term Loan B3	4.14%	09/29/17	EUR	750	1,023,304
Term Loan B3	4.14%	09/30/17	EUR	2,000	2,728,812
CDS Holdco III B.V. (Luxembourg), Term Loan B	4.90%	09/30/20	EUR	3,000	4,108,423
Ion Media Networks, Inc., Term Loan (Acquired 01/22/13-03/26/13; Cost $2,175,276)	8.25%	07/24/18		2,187	2,197,522
Mediacom Illinois LLC, Term Loan E	4.50%	10/23/17		476	478,541
Omega I S.a r.l. (Germany), PIK Term Loan B (f)	4.63%	03/31/17	EUR	13,413	16,303,261
Seema S.a r.l. (Norway), Term Loan F	4.72%	12/27/18	EUR	1,500	2,063,689
WideOpenWest Finance, LLC, Term Loan B	4.75%	04/01/19		3,520	3,545,793
YPSO Holding SA (France), Acquired Term Loan C-4	5.15%	12/31/18	EUR	926	1,272,896
Acquisition Term Loan C-3 (e)	–	12/29/17	EUR	2,000	2,749,194
					36,471,435

Chemicals & Plastics–6.12%

Allnex & Cy S.C.A., Second Lien Term Loan	8.25%	04/03/20		379	391,111
Term Loan B-1	4.50%	10/03/19		1,087	1,094,355
Term Loan B-2	4.50%	10/03/19		564	567,808
Term Loan B-3	4.75%	10/04/19	EUR	1,546	2,111,380
Arysta LifeScience SPC, LLC, First Lien Term Loan	4.50%	05/29/20		5,575	5,618,072
Second Lien Term Loan	8.25%	11/30/20		918	937,290
Ascend Performance Materials Operations LLC, Term Loan B	6.75%	04/10/18		4,958	4,737,781
Aster 1 SA (Germany), Term Loan B1	6.59%	12/30/16	EUR	3	3,763
Term Loan B1	6.59%	12/30/16	EUR	19	26,408
Term Loan B1	6.59%	12/30/16	EUR	33	45,585
Term Loan B1	6.59%	12/30/16	EUR	2	2,074
Term Loan B1	6.59%	12/30/16	EUR	8	10,769
Term Loan B2	6.59%	12/30/16	EUR	102	139,118
Term Loan B2	6.59%	12/30/16	EUR	18	24,311
Term Loan B2	6.59%	12/30/16	EUR	15	20,869
Term Loan B3	6.59%	12/30/16	EUR	38	52,335

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Chemicals & Plastics–(continued)

Aster 1 SA (Germany), Term Loan B4	6.59%	12/30/16	EUR	3	$ 3,509
Term Loan B4	6.59%	12/30/16	EUR	1	103
Term Loan B4	6.59%	12/30/16	EUR	1	546
Term Loan B4	6.59%	12/30/16	EUR	1	57
Term Loan B4	6.59%	12/30/16	EUR	1	298
Term Loan B5	6.65%	12/30/16		1,366	1,364,069
Term Loan B6	6.59%	12/30/16	EUR	314	427,279
Term Loan B7	6.59%	12/30/16	EUR	213	289,443
Term Loan B7	6.59%	12/30/16	EUR	88	119,872
Term Loan B8	6.59%	12/30/16	EUR	114	155,145
Term Loan B9	6.59%	12/30/16	EUR	2,127	2,896,474
Term Loan C1	6.59%	12/30/16	EUR	3	3,793
Term Loan C1	6.59%	12/30/16	EUR	29	39,778
Term Loan C1	6.59%	12/30/16	EUR	35	47,790
Term Loan C1	6.59%	12/30/16	EUR	2	2,095
Term Loan C1	6.59%	12/30/16	EUR	8	10,920
Term Loan C2	6.59%	12/30/16	EUR	102	138,778
Term Loan C2	6.59%	12/30/16	EUR	18	24,453
Term Loan C2	6.59%	12/30/16	EUR	15	21,005
Term Loan C3	6.59%	12/30/16	EUR	52	70,654
Term Loan C4	6.59%	12/30/16	EUR	3	3,509
Term Loan C4	6.59%	12/30/16	EUR	1	104
Term Loan C4	6.59%	12/30/16	EUR	1	552
Term Loan C4	6.59%	12/30/16	EUR	1	58
Term Loan C4	6.59%	12/30/16	EUR	1	301
Term Loan C5	6.65%	12/30/16		3,000	2,994,990
Term Loan C6	6.59%	12/30/16	EUR	313	426,365
Term Loan C7	6.59%	12/30/16	EUR	322	438,016
Term Loan C7	6.65%	12/30/16		772	770,571
DuPont Performance Coatings, Inc., Term Loan	5.25%	02/03/20	EUR	1,496	2,066,131
Emerald Performance Materials, LLC, First Lien Term Loan (Acquired 05/15/12; Cost $1,605,765)	6.75%	05/18/18		1,618	1,629,982
HII Holding Corp., First Lien Term Loan	4.00%	12/20/19		1,551	1,558,508
Huntsman International LLC, Incremental Term Loan (e)	–	10/15/20		10,260	10,289,947
MacDermid, Inc., First Lien Term Loan B	4.00%	06/08/20		1,917	1,932,258
Otter Products, LLC, Term Loan	5.25%	04/29/19		1,003	1,008,403
Oxea Finance LLC, First Lien Term Loan B1	4.50%	01/15/20	EUR	3,833	5,244,573
Second Lien Term Loan	8.25%	07/15/20		3,952	4,033,817
Tata Chemicals North America Inc., Term Loan	3.75%	08/07/20		1,056	1,056,842
Univar Inc., Term Loan B	5.00%	06/30/17		5,055	4,985,216
WNA Holdings, Inc., Second Lien Term Loan	8.50%	12/07/20		568	574,902
Term Loan	4.53%	06/05/20		983	991,362
Term Loan	4.53%	06/07/20		534	538,517
					61,944,014

Conglomerates–0.66%

CeramTec Acquisition Corp., Term Loan B-1	4.25%	08/31/20		1,870	1,879,927
Term Loan B-2	4.25%	08/28/20		184	185,109
Term Loan B-3	4.25%	08/28/20		569	571,808
Epiq Systems, Inc., Term Loan	4.75%	08/27/20		2,598	2,597,832
RGIS Services, LLC, Term Loan C	5.50%	10/18/17		970	958,213
Spectrum Brands, Inc., Term Loan C	3.50%	09/04/19		477	478,917
					6,671,806

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Containers & Glass Products–3.15%

Apollo Holding GmbH (Germany), Term Loan B1	5.65%	09/27/19	EUR	4,000	$ 5,465,804
Berlin Packaging, LLC, First Lien Term Loan	4.75%	04/02/19		2,378	2,406,475
Second Lien Term Loan	8.75%	04/02/20		865	887,735
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/19		1,220	1,230,075
Exopack Holdings S.A., Term Loan (e)	–	05/08/19	EUR	4,000	5,487,871
Term Loan B	5.25%	05/08/19		1,424	1,447,750
Hoffmaster Group, Inc., First Lien Term Loan	6.50%	01/03/18		2,115	2,117,720
Lata Lux Holding S.a r.l. (Spain), Term Loan B-3	5.75%	04/12/18	EUR	1,000	1,367,715
Term Loan C	6.00%	03/25/19	EUR	3,833	5,240,197
Ranpak Corp., First Lien Term Loan	4.50%	04/23/19		509	513,519
Second Lien Term Loan	8.50%	04/23/20		589	606,190
Reynolds Group Holdings Inc., Revolver Loan (d)	0.00%	11/05/14		5,104	5,100,847
					31,871,898

Cosmetics & Toiletries–0.12%

Marietta Intermediate Holding Corp., PIK First Lien Term Loan B (f)	7.00%	02/19/15		1,215	1,208,836

Drugs–0.67%

Harlan Laboratories, Inc., Term Loan	3.77%	07/11/14		3,002	2,726,986
Medpace Intermediateco, Inc., Term Loan B (Acquired 06/21/11-04/12/13; Cost $2,455,611)	5.25%	06/16/17		2,494	2,493,667
Valeant Pharmaceuticals International, Inc. (Canada), Term Loan B (e)	–	08/05/20		1,500	1,520,078
					6,740,731

Electronics & Electrical–6.47%

Active Network, Inc., First Lien Term Loan (e)	–	11/15/20		415	417,114
Blackboard Inc., Term Loan B3	4.75%	10/04/18		5,160	5,208,780
BMC Software Finance, Inc., Term Loan	5.00%	09/10/20		1,710	1,722,037
DEI Sales, Inc., Term Loan	5.75%	07/13/17		1,650	1,636,258
Dell International LLC, Term Loan C	3.75%	10/29/18		12,387	12,374,403
Deltek, Inc., First Lien Term Loan	5.00%	10/10/18		3,247	3,264,680
DG FastChannel, Inc., Term Loan	7.25%	07/26/18		3,083	3,101,327
Freescale Semiconductor, Inc., Term Loan B-4	5.00%	02/28/20		11,146	11,287,004
Term Loan B-5	5.00%	01/15/21		4,332	4,387,146
Infor (US), Inc., Term Loan B-2	5.25%	04/05/18		41	41,199
Term Loan B-3	3.75%	06/03/20		270	269,861
Mirion Technologies, Inc., Term Loan	5.75%	03/30/18		3,084	3,095,356
Oberthur Technologies of America Corp., Term Loan B-2	5.75%	10/18/19		1,009	1,020,231
RP Crown Parent, LLC, First Lien Term Loan	6.75%	12/21/18		4,177	4,224,014
Second Lien Term Loan	11.25%	12/20/19		707	737,338
Ship Luxco 3 S.a r.l. (Luxembourg), Term Loan C1 (e)	–	11/29/19	GBP	6,500	10,745,817
SSI Investments II Ltd., Term Loan	5.00%	05/26/17		1,129	1,140,443
Wesco Distribution, Inc., Term Loan B-1	4.50%	12/12/19		782	785,714
					65,458,722

Financial Intermediaries–2.98%

Blackstone Perpetual BidCo B.V. (Netherlands), Term Loan B1	4.72%	04/02/20	EUR	1,833	2,516,046
Term Loan B2	4.75%	04/02/20		1,071	1,073,975
Term Loan B3	4.72%	04/02/20	EUR	2,600	3,563,071
GEO Group, Inc., Term Loan	3.25%	04/03/20		512	515,602
iPayment Inc., Term Loan	6.75%	05/08/17		1,612	1,567,909
LPL Holdings, Inc., Incremental Term Loan B	3.25%	03/29/19		138	138,417

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Financial Intermediaries–(continued)

Nuveen Investments, Inc., First Lien Term Loan B	4.16%	05/15/17		$ 13,299	$ 13,179,072
RJO Holdings Corp., Term Loan (Acquired 12/10/10; Cost $43,620)	6.17%	12/10/15		74	58,829
Term Loan	6.92%	12/10/15		3,411	3,047,248
TransFirst Holdings, Inc., First Lien Term Loan B-1	4.75%	12/27/17		1,822	1,826,892
Second Lien Term Loan	11.00%	06/27/18		2,257	2,291,362
VFH Parent LLC, Extended Term Loan	5.75%	11/06/19		415	417,850
					30,196,273

Food & Drug Retailers–3.12%

AB Acquisitions UK Topco 2 Ltd. (United Kingdom), Second Lien Term Loan D-2	4.87%	07/09/18	EUR	834	1,139,353
Second Lien Term Loan D-2	5.23%	07/09/18	GBP	6,025	9,912,929
Pret A Manger (United Kingdom), Term Loan B	5.49%	06/19/20	GBP	6,750	11,072,635
Rite Aid Corp., Second Lien Term Loan	5.75%	08/21/20		1,590	1,635,149
Roundy’s Supermarkets, Inc., Term Loan B	5.75%	02/13/19		4,510	4,428,766
SuperValu Inc., Term Loan	5.00%	03/21/19		3,334	3,355,776
					31,544,608

Food Products–3.13%

AdvancePierre Foods, Inc., First Lien Term Loan	5.75%	07/10/17		6,644	6,624,054
Second Lien Term Loan	9.50%	10/10/17		671	666,852
Birds Eye Iglo Group Ltd. (United Kingdom), Term Loan I	5.15%	01/31/18	EUR	1,000	1,374,515
Candy Intermediate Holdings, Inc., Term Loan	7.50%	06/18/18		2,787	2,628,694
CSM Bakery Supplies LLC, Term Loan	4.75%	07/03/20		4,304	4,328,054
Dole Food Co., Inc., New Term Loan B	4.50%	11/01/18		4,506	4,536,166
H.J. Heinz Co., Revolver Loan (d)	0.00%	06/07/18		6,837	6,632,214
New HB Acquisition, LLC, Term Loan B	6.75%	04/09/20		923	952,931
Soppa Holdings S.a r.l. (Luxembourg), Term Loan B1	4.67%	10/02/20	EUR	974	1,342,234
Term Loan B2	4.67%	10/02/20	EUR	276	380,904
United Biscuits Holdco Ltd. (United Kingdom), Term Loan B-1	5.52%	07/29/20	GBP	1,350	2,237,457
					31,704,075

Food Service–2.50%

ARG IH Corp., Term Loan B (e)	–	11/15/20		486	488,796
Restaurant Holding Co., LLC, Term Loan	9.00%	02/17/17		2,137	1,998,207
Seminole Hard Rock Entertainment, Inc., Term Loan	3.50%	05/14/20		953	953,957
US Foods, Inc., Incremental Term Loan	4.50%	03/29/19		8,915	8,959,765
Weight Watchers International, Inc., Term Loan B-2	3.75%	04/02/20		14,915	12,887,777
					25,288,502

Forest Products–0.15%

Xerium Technologies, Inc., Term Loan	5.75%	05/17/19		1,496	1,508,960

Healthcare–9.19%

Apria Healthcare Group Inc., Term Loan	6.75%	04/05/20		12,119	12,189,950
ATI Holdings, Inc., Term Loan	5.75%	12/21/19		1,116	1,127,236
Biomet, Inc., Term Loan B2	3.69%	07/25/17		5,338	5,388,667
Carestream Health, Inc., First Lien Term Loan	5.00%	06/07/19		3,987	4,039,327
DJO Finance LLC, Term Loan B	4.75%	09/15/17		5,905	5,975,704
Drumm Investors LLC, Term Loan	5.00%	05/04/18		2,557	2,499,012
Kindred Healthcare, Inc., Term Loan B-1	4.25%	06/01/18		5,148	5,157,615
Kinetic Concepts, Inc., Term Loan D-1	4.50%	05/04/18		14,255	14,429,293
Term Loan D-1	4.75%	05/04/18	EUR	4,913	6,732,003

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Healthcare–(continued)

Surgical Care Affiliates, LLC, Revolver Loan B (d)	0.00%	06/30/16		$ 6,250	$ 6,216,250
Term Loan B	4.25%	12/29/17		3,460	3,469,627
TriZetto Group, Inc., Second Lien Term Loan	8.50%	03/28/19		2,510	2,397,245
Term Loan	4.75%	05/02/18		3,993	3,936,944
Tunstall Group Finance Ltd. (United Kingdom), Acquisition Facility Loan (e)	–	09/22/19	GBP	4,000	6,531,061
Term Loan B1	5.55%	10/16/20	GBP	1,250	2,051,224
Vitalia Holdco S.a r.l. (Switzerland), Revolver Loan (d)	0.00%	07/25/17	EUR	1,333	1,787,856
Revolver Loan	4.62%	07/25/17	EUR	667	893,928
Second Lien Term Loan	9.65%	01/28/19	EUR	1,500	2,014,538
Term Loan B	5.15%	07/27/18	EUR	3,250	4,384,572
Western Dental Services, Inc., Term Loan	8.25%	11/01/18		1,773	1,786,271
					93,008,323

Home Furnishings–0.76%

Britax Group Ltd., Term Loan	4.50%	10/15/20		927	933,177
Term Loan	4.75%	10/15/20	EUR	125	170,987
Hilding Anders A.B. (Sweden), Term Loan D2 (Acquired 09/26/13; Cost $5,206,615)	4.22%	10/25/15	EUR	4,000	5,217,795
Serta Simmons Holdings, LLC, Term Loan	4.25%	10/01/19		1,324	1,331,210
					7,653,169

Industrial Equipment–4.00%

Alliance Laundry Systems LLC, Second Lien Term Loan	9.50%	12/10/19		629	637,089
Crosby US Acquisition Corp., First Lien Term Loan (e)	–	11/23/20		3,460	3,471,353
Second Lien Term Loan (e)	–	11/22/21		831	846,736
Doncasters US Finance LLC, Term Loan C	6.00%	04/06/20	GBP	6,638	11,002,569
Filtration Group Corp., First Lien Term Loan (e)	–	11/21/20		1,045	1,055,836
Second Lien Term Loan (e)	–	11/21/21		506	516,716
Gardner Denver, Inc., Term Loan	4.75%	07/30/20	EUR	2,438	3,346,031
Generac Power System, Inc., Term Loan B	3.50%	05/31/20		2,100	2,104,755
Grede LLC, Term Loan B	4.50%	05/02/18		3,781	3,802,494
Milacron LLC, Term Loan	4.25%	03/30/20		1,516	1,515,260
MX Holdings US, Inc., Term Loan B-1	4.50%	08/14/20		2,246	2,264,255
QS0001 Corp., First Lien Term Loan	4.25%	11/09/18		1,657	1,666,840
Rexnord LLC/ RBS Global, Inc., Term Loan B	4.00%	08/21/20		4,693	4,701,303
Unifrax Holding Co., Term Loan	4.25%	11/28/18		106	106,818
Term Loan (Acquired 12/06/11-01/31/13; Cost $3,337,391)	5.25%	11/28/18	EUR	2,511	3,420,778
					40,458,833

Insurance–0.40%

Cooper Gay Swett & Crawford Ltd., First Lien Term Loan	5.00%	04/16/20		1,761	1,743,850
Second Lien Term Loan	8.25%	10/16/20		1,177	1,160,390
USI Inc., Term Loan	5.00%	12/27/19		1,101	1,106,391
					4,010,631

Leisure Goods, Activities & Movies–3.00%

24 Hour Fitness Worldwide, Inc., Term Loan B	5.25%	04/22/16		4,724	4,777,804
Alpha Topco Ltd. (United Kingdom), Term Loan B	4.50%	04/30/19		9,051	9,156,714
Fender Musical Instruments Corp., Term Loan	5.75%	04/03/19		514	521,128
IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16		543	543,825

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Leisure Goods, Activities & Movies–(continued)

Infront Finance Luxembourg S.a r.l. (Switzerland), Term Loan B (Acquired 07/24/13-09/10/13; Cost $9,715,459)	5.15%	06/21/19	EUR	7,500	$ 10,063,619
Live Nation Entertainment, Inc., Term Loan B-1	3.50%	08/17/20		1,309	1,313,913
Merlin Entertainments Group S.a r.l. (Luxembourg), Term Loan B1	3.43%	07/03/19		3,139	3,158,729
US FinCo LLC, Term Loan B	4.00%	05/29/20		811	811,851
					30,347,583

Lodging & Casinos–7.71%

Bally Technologies, Inc., Term Loan B (e)	–	11/25/20		11,718	11,811,250
Boyd Acquisition Sub, LLC, Term Loan B	4.25%	11/20/17		208	209,594
Cannery Casino Resorts, LLC, First Lien Term Loan	6.00%	10/02/18		3,273	3,230,304
Second Lien Term Loan	10.00%	10/02/19		659	608,860
Centaur Acquisition, LLC, First Lien Term Loan	5.25%	02/20/19		2,227	2,258,047
Four Seasons Holdings Inc. (Canada), Second Lien Term Loan	6.25%	12/28/20		1,260	1,295,978
Golden Nugget, Inc., Delayed Draw Term Loan (e)	–	11/21/19		374	377,852
Term Loan B (e)	–	11/21/19		872	881,654
Great Wolf Resorts, Inc., Term Loan B	4.50%	08/06/20		1,798	1,806,186
Harrah’s Operating Co., Inc., Incremental Term Loan B-4	9.50%	10/31/16		481	483,707
Term Loan B-5	4.49%	01/26/18		7,867	7,391,117
Hilton Worldwide Finance, LLC, USD Term Loan B2	4.00%	10/26/20		32,264	32,404,668
Pinnacle Entertainment, Inc., Term Loan B-1	3.75%	08/15/16		945	948,535
Scientific Games International, Inc., Term Loan B	4.25%	10/18/20		8,161	8,179,231
Twin River Management Group, Inc., Term Loan	5.25%	11/09/18		3,142	3,184,008
Yonkers Racing Corp., First Lien Term Loan	4.25%	08/16/19		2,721	2,713,751
Second Lien Term Loan (Acquired 08/16/13; Cost $250,844)	8.75%	08/20/20		253	253,923
					78,038,665

Nonferrous Metals & Minerals–1.17%

Alpha Natural Resources, Inc., Term Loan B	3.50%	05/22/20		3,033	2,986,569
Arch Coal, Inc., Term Loan	5.75%	05/16/18		4,130	4,043,034
Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/28/19		3,354	3,144,007
Walter Energy, Inc., Term Loan B	6.75%	04/02/18		1,750	1,718,063
					11,891,673

Oil & Gas–6.41%

Ameriforge Group Inc., First Lien Term Loan	5.00%	12/19/19		27	27,305
Atlas Energy, L.P., Term Loan (Acquired 07/22/13; Cost $1,285,619)	6.50%	07/31/19		1,298	1,330,484
Azure Midstream Energy LLC, Term Loan B (e)	–	11/12/18		1,577	1,587,449
Bronco Midstream Funding, LLC, Term Loan	5.00%	08/17/20		3,384	3,434,962
Buffalo Gulf Coast Terminals LLC, Term Loan (Acquired 10/31/11-10/23/12; Cost $6,256,200)	5.25%	10/31/17		6,236	6,298,629
Chesapeake Energy Corp., Term Loan	5.75%	12/01/17		11,355	11,609,805
CITGO Petroleum Corp., Term Loan B	8.00%	06/24/15		512	516,724
Crestwood Holdings LLC, Term Loan B-1	7.00%	06/19/19		715	738,239
Drillships Financing Holding Inc., Term Loan B-1	6.00%	03/31/21		7,724	7,897,878
EMG Utica, LLC, Term Loan	4.75%	03/27/20		1,351	1,358,032
Fieldwood Energy LLC, Second Lien Term Loan	8.38%	09/30/20		2,897	2,961,281
HGIM Corp., Term Loan B	5.50%	06/18/20		3,509	3,530,600
NGPL PipeCo LLC, Term Loan	6.75%	09/15/17		4,986	4,640,763
Obsidian Natural Gas Trust (United Kingdom), Term Loan (Acquired 12/09/10-05/05/11; Cost $876,741)	7.00%	11/02/15		864	868,192
Pacific Drilling S.A. (Luxembourg), Term Loan	4.50%	06/04/18		1,185	1,197,622
Samson Investment Co., Second Lien Term Loan	6.00%	09/25/18		3,799	3,819,189

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Oil & Gas–(continued)

Saxon Enterprises LLC, Term Loan	5.50%	02/15/19		$ 2,855	$ 2,885,448
Tallgrass Operations, LLC, Delayed Draw Term Loan (d)	0.00%	11/13/17		1,640	1,642,050
Term Loan B	4.25%	11/13/18		2,178	2,185,947
Tervita Corp. (Canada), Term Loan	6.25%	05/15/18		3,019	3,028,794
WildHorse Resources, LLC, Term Loan (Acquired 06/07/13; Cost $3,356,148)	7.50%	06/13/18		3,388	3,387,510
					64,946,903

Publishing–3.84%

Cenveo Corp., Term Loan B	6.25%	02/13/17		7,285	7,367,353
Getty Images, Inc., Revolver Loan (e)	–	10/18/17		1,200	1,026,029
Term Loan	4.75%	10/18/19		3,318	3,075,001
Harland Clarke Holdings Corp., Term Loan B-2	5.41%	06/30/17		263	264,137
Knowledgepoint360 Group, LLC, First Lien Term Loan (Acquired 01/17/08; Cost $888,645)	3.50%	04/14/14		891	779,662
Second Lien Term Loan (Acquired 10/01/07-01/17/08; Cost $1,980,570)	7.24%	04/13/15		2,000	1,740,000
Media General, Inc., Term Loan B	4.25%	07/31/20		3,430	3,470,732
MediMedia USA, Inc., First Lien Term Loan (Acquired 05/10/13; Cost $3,469,852)	8.00%	11/20/18		3,567	3,477,781
Merrill Communications LLC, Term Loan	7.25%	03/08/18		5,455	5,564,523
MTL Publishing LLC, Term Loan B-1	4.25%	06/29/18		776	781,246
Multi Packaging Solutions, Inc., Term Loan	4.25%	08/21/20		1,459	1,467,207
Newsday, LLC, Term Loan	3.66%	10/12/16		2,254	2,261,997
ProQuest LLC, Term Loan	6.00%	04/13/18		2,410	2,429,476
Southern Graphics Inc., Term Loan B	4.25%	10/17/19		2,990	3,002,781
Tribune Co., Term Loan B	4.00%	12/31/19		998	1,000,097
YB (USA) LLC, Term Loan B1 (c)	0.00%	07/31/14		5,235	1,174,260
					38,882,282

Radio & Television–4.75%

Clear Channel Communications, Inc., Term Loan B	3.81%	01/29/16		6,713	6,484,092
Term Loan D	6.91%	01/30/19		17,675	16,721,353
E.W. Scripps Co., Term Loan B (e)	–	11/26/20		880	884,734
Gray Television, Inc., Term Loan	4.75%	10/15/19		656	660,312
Mission Broadcasting, Inc., Term Loan B	4.50%	12/03/19		247	248,371
Term Loan B2	3.75%	10/01/20		26	26,420
Multicultural Radio Broadcasting, Inc., Term Loan	7.00%	06/05/17		591	589,809
NEP/NCP HoldCo, Inc., Second Lien Term Loan	9.50%	07/22/20		155	159,815
Nexstar Broadcasting, Inc., Term Loan B	4.50%	12/03/19		585	587,133
Term Loan B2	3.75%	10/01/20		5	5,284
Nine Entertainment Corp., Incremental Term Loan	3.75%	02/05/20		881	878,557
Raycom TV Broadcasting, LLC, Term Loan B (Acquired 06/01/11-08/16/11; Cost $2,998,534)	4.25%	05/31/17		3,040	3,051,549
TWCC Holding Corp., Second Lien Term Loan	7.00%	06/26/20		1,622	1,665,412
Tyrol Acquisition 2 SAS (France), PIK Term Loan D (f)	3.12%	01/29/16	EUR	2,809	3,716,759
Revolver Loan (d)	0.00%	01/31/14	EUR	1,750	2,212,082
Revolver Loan	3.13%	01/31/14	EUR	264	333,284
Second Lien Term Loan	3.40%	07/29/16	EUR	2,193	2,845,823
Term Loan C (Acquired 05/13/10-07/22/11; Cost $1,787,364)	2.40%	01/29/16	EUR	1,390	1,846,862
Univision Communications Inc., First Lien Term Loan	4.50%	03/02/20		2,992	3,006,830
Term Loan	4.50%	03/02/20		2,176	2,188,597
					48,113,078

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Retailers (except Food & Drug)–5.55%

Collective Brands, Inc., Term Loan	7.25%	10/09/19		$ 4,147	$ 4,162,796
David’s Bridal, Inc., Term Loan (d)	0.00%	10/05/17		1,848	1,728,248
Guitar Center, Inc., Term Loan	6.25%	04/10/17		4,903	4,754,721
Hudson’s Bay Co. (Canada), First Lien Term Loan	4.75%	11/04/20		6,302	6,392,464
KKR My Best Friend UK Holdco Ltd. (United Kingdom), Term Loan D	5.49%	03/30/19	GBP	938	1,545,298
National Vision, Inc., Term Loan (Acquired 08/03/12; Cost $1,712,402)	7.00%	08/02/18		1,733	1,741,398
Neiman Marcus Group, Inc., Term Loan B	5.00%	10/26/20		5,408	5,450,105
OSP Group, Inc., First Lien Term Loan	5.50%	02/05/20		2,562	2,597,732
Pep Boys - Manny, Moe & Jack, Term Loan B	4.25%	10/11/18		398	400,246
Savers Inc., Term Loan	5.00%	07/09/19		3,381	3,395,462
Sears Holding Corp., Term Loan	5.50%	06/30/18		12,737	12,793,014
Toys ‘R’ US Property Co. I, LLC, Term Loan	6.00%	08/21/19		6,823	6,649,692
Toys ‘R’ US-Delaware, Inc., Term Loan	6.00%	09/01/16		1,146	1,071,150
Term Loan B-2	5.25%	05/25/18		639	569,797
Wilton Brands LLC, Term Loan B	7.50%	08/30/18		3,059	2,928,936
					56,181,059

Steel–0.51%

JFB Firth Rixson Inc., Term Loan	4.25%	06/30/17		856	862,039
TMS International Corp., Term Loan B	4.50%	10/16/20		1,770	1,785,226
Waupaca Foundry, Inc., Term Loan	4.50%	06/29/17		2,498	2,506,298
					5,153,563

Surface Transport–1.35%

American Petroleum Tankers Parent LLC, Term Loan	4.75%	10/02/19		1,336	1,342,641
Hertz Corp. (The), LOC (Acquired 03/14/11; Cost $835,540)	3.75%	03/09/18		849	845,402
Term Loan B-1	3.75%	03/12/18		254	255,332
JHCI Acquisition, Inc., First Lien Term Loan	7.00%	07/11/19		2,025	2,029,198
Navios Partners Finance (US) Inc., Term Loan	5.25%	06/27/18		4,498	4,570,807
U.S. Shipping Corp., Term Loan (Acquired 04/19/13; Cost $4,497,432)	9.00%	04/12/18		4,538	4,673,850
					13,717,230

Telecommunications–6.34%

Avaya Inc., Term Loan B-3	4.74%	10/26/17		11,308	10,856,948
Term Loan B-5	8.00%	03/30/18		5,557	5,547,059
Consolidated Communications, Inc., Incremental Term Loan 3	5.25%	12/31/18		2,873	2,896,429
Cricket Communications, Inc., Term Loan C	4.75%	03/09/20		2,377	2,391,089
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/19		5,902	6,063,514
Fibernet Cable Holdings B.V. (Netherlands), Term Loan B (Acquired 08/29/07; Cost $1,334,313)(c)(g)	0.00%	12/20/14	EUR	980	0
Term Loan C (Acquired 08/29/07; Cost $1,332,763)(c)(g)	0.00%	12/20/15	EUR	980	0
Global Tel*Link Corp., First Lien Term Loan (Acquired 05/21/13; Cost $2,786,492)	5.00%	05/22/20		2,800	2,750,537
Hargray Communications Group, Inc., Term Loan	4.75%	06/26/19		225	227,338
Level 3 Communications, Inc., Term Loan B	4.00%	01/15/20		14,400	14,520,536
LTS Buyer LLC, First Lien Term Loan B	4.50%	04/13/20		1,405	1,408,667
Second Lien Term Loan	8.00%	04/12/21		118	118,442
NTELOS Inc., Term Loan B	5.75%	11/08/19		5,349	5,388,976
U.S. TelePacific Corp., Term Loan	5.75%	02/23/17		2,996	3,001,465
Yankee Cable Acquisition, LLC, Term Loan B	5.25%	03/02/20		6,051	6,087,868
Zayo Group, LLC, Term Loan B (e)	–	07/02/19		2,931	2,936,444
					64,195,312

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Utilities–3.32%

Calpine Construction Finance Co., L.P., Term Loan B-2	3.25%	01/31/22		$ 2,328	$ 2,313,969
EquiPower Resources Holdings, LLC, First Lien Term Loan B	4.25%	12/21/18		478	480,909
First Lien Term Loan C	4.25%	12/31/19		2,145	2,157,351
LSP Madison Funding, LLC, Term Loan (Acquired 06/29/12; Cost $1,297,768)	5.50%	06/28/19		1,324	1,344,101
NSG Holdings LLC, Term Loan (Acquired 12/17/12-10/04/13; Cost $1,004,844)	4.75%	12/03/19		1,011	1,022,392
Sapphire Power Finance LLC, Term Loan B (Acquired 07/10/13; Cost 2,250,555)	6.00%	07/10/18		2,272	2,297,348
Texas Competitive Electric Holdings, Term Loan	3.73%	10/10/14		14,367	10,368,123
Term Loan	4.73%	10/10/17		9,193	6,382,327
USIC Holding, Inc., First Lien Term Loan	4.75%	07/10/20		1,619	1,629,700
Viridian Group Holdings Ltd. (Ireland), Term Loan A	13.50%	03/16/20	GBP	3,769	5,623,377
					33,619,597
Total Variable Rate Senior Loan Interests					1,149,302,140

Notes–23.19%

Air Transport–0.07%

Continental Airlines, Inc. (h)	6.75%	09/15/15		650	673,563

Automotive–0.90%

Goodyear Tire & Rubber Co.	6.50%	03/01/21		1,517	1,615,605
Schaeffler AG (Germany) (h)	6.88%	08/15/18	EUR	4,000	5,819,744
Schaeffler AG (Germany) (h)	8.50%	02/15/19		754	861,445
Schaeffler AG (Germany) (h)	4.75%	05/15/21		824	823,150
					9,119,944

Building & Development–0.10%

Autobahn Tank & Rast Holding GmbH (Germany) (h)	6.75%	12/30/20	EUR	750	1,055,737

Business Equipment & Services–0.63%

ADT Corp. (The) (h)	6.25%	10/15/21		1,361	1,429,050
First Data Corporation (h)	6.75%	11/01/20		4,216	4,458,420
Nuance Communications, Inc. (h)(i)	5.23%	05/15/19	EUR	333	461,702
					6,349,172

Cable & Satellite Television–1.83%

Charter Communications Operating LLC	7.00%	01/15/19		1	454
UPC Broadband Holdings, B.V. (Netherlands) (h)	8.38%	08/15/20	EUR	4,000	6,019,488
UPC Broadband Holdings, B.V. (Netherlands) (h)	7.25%	11/15/21		2,941	3,220,395
UPC Broadband Holdings, B.V. (Netherlands) (h)	6.88%	01/15/22		236	255,432
YPSO Holding SA (France) (h)(i)	8.10%	10/15/18	EUR	6,500	9,058,134
					18,553,903

Chemicals & Plastics–0.78%

Hexion Specialty Chemicals, Inc.	6.63%	04/15/20		6,294	6,451,350
Ineos Holdings Ltd. (h)	8.38%	02/15/19		328	366,130
Ineos Holdings Ltd. (h)	7.50%	05/01/20		211	232,100
Taminco Global Chemical Corp. (h)	9.75%	03/31/20		761	870,394
					7,919,974

Conglomerates–0.65%

CeramTec Acquisition Corp. (h)	8.25%	08/15/21	EUR	4,500	6,603,772

Containers & Glass Products–2.21%

Ardagh Glass Finance plc (Ireland) (h)	8.75%	02/01/20	EUR	1,000	1,443,998
Ardagh Glass Finance plc (Ireland) (h)	8.75%	02/01/20	EUR	4,000	5,775,991
Ardagh Glass Finance plc (Ireland) (h)	7.00%	11/15/20		1,008	1,015,560

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Containers & Glass Products–(continued)

Reynolds Group Holdings Inc.	7.88%	08/15/19		$ 936	$ 1,043,640
Reynolds Group Holdings Inc.	9.88%	08/15/19		4,453	4,953,962
Reynolds Group Holdings Inc.	5.75%	10/15/20		6,834	7,021,935
Reynolds Group Holdings Inc.	6.88%	02/15/21		1,043	1,131,655
					22,386,741

Electronics & Electrical–0.29%

Blackboard Inc. (h)	7.75%	11/15/19		2,234	2,222,830
Freescale Semiconductor, Inc. (h)	6.00%	01/15/22		299	303,485
Hellermanntyton Beta S.a r.l. (Luxembourg) (h)(i)	5.35%	12/15/17	EUR	300	413,551
					2,939,866

Financial Intermediaries–0.34%

TMF Group Holdco B.V. (Netherlands) (h)(i)	5.60%	12/01/18	EUR	2,450	3,409,226

Food Products–0.05%

Chiquita Brands LLC (h)	7.88%	02/01/21		451	485,953

Forest Products–0.27%

Verso Paper Holdings LLC	11.75%	01/15/19		2,632	2,757,020

Healthcare–3.15%

Accellent Inc.	8.38%	02/01/17		3,107	3,285,652
Accellent Inc.	10.00%	11/01/17		2,706	2,739,825
Biomet Inc.	6.50%	08/01/20		652	694,380
DJO Finance LLC	8.75%	03/15/18		1,861	2,047,100
Groupe Labco S.A.S. (France) (h)	8.50%	01/15/18	EUR	3,500	5,071,969
Kindred Healthcare, Inc.	8.25%	06/01/19		1,094	1,176,050
Kinetic Concepts, Inc.	10.50%	11/01/18		1,619	1,865,898
Tenet Healthcare Corp. (h)	6.00%	10/01/20		1,122	1,176,698
Unilabs SubHolding AB (Sweden) (h)	8.50%	07/15/18	EUR	4,500	6,328,982
Voyage Care BondCo plc (United Kingdom) (h)	6.50%	08/01/18	GBP	4,500	7,510,615
					31,897,169

Insurance–1.06%

Domestic & General Group Ltd. (United Kingdom) (h)(i)	5.52%	11/15/19	GBP	3,500	5,755,684
Domestic & General Group Ltd. (United Kingdom) (h)	6.38%	11/15/20	GBP	3,000	4,921,171
					10,676,855

Leisure Goods, Activities & Movies–1.66%

Corleone Capital Ltd. (United Kingdom) (h)	9.00%	08/01/18	GBP	6,656	10,945,667
Vue Entertainment Investment Ltd. (United Kingdom) (h)(i)	5.48%	07/15/20	EUR	3,000	4,143,826
Vue Entertainment Investment Ltd. (United Kingdom) (h)	7.88%	07/15/20	GBP	1,000	1,742,659
					16,832,152

Lodging & Casinos–0.10%

Harrah’s Operating Co., Inc.	8.50%	02/15/20		335	324,113
Harrah’s Operating Co., Inc.	9.00%	02/15/20		738	715,860
					1,039,973

Nonferrous Metals & Minerals–0.46%

TiZir Ltd. (United Kingdom)	9.00%	09/28/17		4,500	4,680,000

Oil & Gas–0.66%

Kinder Morgan, Inc. (h)	5.00%	02/15/21		1,140	1,145,700
NGPL PipeCo LLC (h)	9.63%	06/01/19		635	630,634

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Oil & Gas–(continued)

Pacific Drilling S.A. (Luxembourg) (h)	5.38%	06/01/20		$ 2,473	$ 2,509,408
Tervita Corp. (Canada) (h)	8.00%	11/15/18		2,098	2,176,885
Western Refining, Inc.	6.25%	04/01/21		187	188,169
					6,650,796

Publishing–0.47%

Merrill Communications, LLC	10.00%	03/08/23		4,847	4,725,561

Radio & Television–0.49%

Sinclair Television Group, Inc. (h)	6.38%	11/01/21		740	764,050
Univision Communications Inc. (h)	6.75%	09/15/22		3,833	4,225,882
					4,989,932

Retailers (except Food & Drug)–1.38%

Claire’s Stores, Inc. (h)	9.00%	03/15/19		1,507	1,691,608
New Look Bondco I plc (United Kingdom) (h)(i)	6.47%	05/14/18	EUR	2,667	3,687,341
New Look Bondco I plc (United Kingdom) (h)	8.75%	05/14/18	GBP	1,500	2,592,512
Salsa Retail Holding Debtco 1 S.a r.l. (Germany) (h)(i)	7.23%	04/15/19	EUR	1,500	2,007,628
Salsa Retail Holding Debtco 1 S.a r.l. (Germany) (h)	9.88%	04/15/19	EUR	1,500	2,065,717
Targus Group International, Inc. (Acquired 12/16/09-12/14/11; Cost $5,224,758) (h)(j)	10.00%	06/14/19		1,866	1,865,968
					13,910,774

Surface Transport–1.50%

Avis Budget Car Rental, LLC (h)	6.00%	03/01/21	EUR	3,250	4,670,029
Nobina Europe AB (Sweden)	11.00%	10/31/17	SEK	69,933	10,475,060
					15,145,089

Telecommunications–3.12%

Goodman Networks Inc. (h)	12.13%	07/01/18		667	710,355
Goodman Networks Inc. (h)	12.13%	07/01/18		4,220	4,473,200
Matterhorn Mobile S.A. (Luxembourg) (h)	7.75%	02/15/20	EUR	1,500	2,115,653
Matterhorn Mobile S.A. (Luxembourg) (h)	8.25%	02/15/20	EUR	5,000	7,439,434
Wind Telecomunicazioni S.p.A. (Italy) (h)	11.75%	07/15/17	EUR	2,742	3,968,309
Wind Telecomunicazioni S.p.A. (Italy) (h)	12.25%	07/15/17	EUR	3,000	4,239,459
Wind Telecomunicazioni S.p.A. (Italy) (h)	7.38%	02/15/18	EUR	4,045	5,821,569
Windstream Corp.	7.50%	06/01/22		2,709	2,824,132
Windstream Corp.	6.38%	08/01/23		20	19,225
					31,611,336

Utilities–1.02%

Calpine Corp. (h)	6.00%	01/15/22		430	443,975
Calpine Corp. (h)	7.88%	01/15/23		1	162
Calpine Corp. (h)	7.50%	02/15/21		980	1,073,592
NRG Energy Inc.	7.63%	05/15/19		2,821	3,011,417
NRG Energy Inc.	6.63%	03/15/23		1,103	1,138,847
Viridian Group Holdings Ltd. (Ireland) (h)	11.13%	04/01/17		4,240	4,696,144
					10,364,137
Total Notes					234,778,645

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Structured Products–6.23%

Apidos Cinco CDO (h)(i)	4.49%	05/14/20		$ 930	$ 878,497
Apidos CLO II (h)(i)	4.99%	12/21/18		781	764,950
Apidos CLO IX (h)(i)	6.74%	07/15/23		2,660	2,652,793
Apidos CLO X (h)(i)	6.49%	10/30/22		3,499	3,492,918
Apidos CLO XI (h)(i)	5.49%	01/17/23		4,830	4,567,821
Apidos Quattro CDO (h)(i)	3.84%	01/20/19		631	590,164
Ares XI CLO, Ltd. (h)(i)	3.25%	10/11/21		792	766,303
Atrium IV CDO Corp. (h)	9.18%	06/08/19		328	332,591
Babson CLO Ltd. 2013-II (e)(i)	–	01/18/25		2,365	2,119,206
Carlyle Global Market Strategies CLO 2012-3 Ltd. (h)(i)	5.74%	10/14/24		623	597,481
Centurion CDO 15 Ltd. (h)(i)	2.51%	03/11/21		2,750	2,527,736
Euro Galaxy CLO BV (Netherlands) (e)(i)	–	01/15/27	EUR	1,429	1,844,640
Flagship CLO VI (h)(i)	5.01%	06/10/21		922	872,228
Flagship CLO VI (i)	5.01%	06/10/21		3,085	2,917,106
Gramercy Park CLO (h)(i)	5.74%	07/17/23		3,708	3,568,266
Halcyon Loan Investors CLO II, Ltd. (h)(i)	3.84%	04/24/21		2,121	1,910,824
ING Investment Management CLO 2012-3, Ltd. (h)(i)	6.09%	10/15/22		1,261	1,239,734
ING Investment Management CLO 2012-4, Ltd. (h)(i)	5.99%	10/15/23		4,765	4,644,771
ING Investment Management CLO 2013-3 (e)(h)(i)	–	01/18/26		1,573	1,411,815
ING Investment Management CLO III, Ltd. (h)(i)	3.75%	12/13/20		1,842	1,667,713
ING Investment Management CLO IV, Ltd. (h)(i)	4.49%	06/14/22		395	365,242
Keuka Park CLO 2013-1 (h)(i)	4.74%	10/21/24		328	294,492
KKR Financial CLO 2012-1 (h)(i)	5.75%	12/15/24		4,900	4,638,321
Octagon Investment Partners XVIII Ltd. (e)(h)(i)	–	12/16/24		2,365	2,235,185
Pacifica CDO VI, Ltd. (h)(i)	3.99%	08/15/21		1,538	1,372,662
Sierra CLO II Ltd. (i)	3.74%	01/22/21		1,696	1,468,544
Silverado CLO 2006-II Ltd. (h)(i)	4.00%	10/16/20		2,050	1,845,745
Slater Mill Loan Fund, LP (h)(i)	5.74%	08/17/22		3,076	2,959,421
Symphony CLO IX, Ltd. (h)(i)	5.25%	04/16/22		5,126	4,797,000
Symphony CLO VIII, Ltd. (h)(i)	5.99%	01/09/23		2,790	2,722,804
Symphony CLO XI (h)(i)	5.49%	01/17/25		1,030	972,998
					63,039,971

				Shares

Common Stocks & Other Equity Interests–3.88%

Building & Development–0.47%

Axia Acquisition Corp. (Acquired 03/19/10; Cost $1,404,030) (h)(k)				101	373,178
Building Materials Holding Corp. (h)(k)				512,204	3,073,224
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 07/15/10; Cost $24,140,508) (h)(k)				2,339	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 07/15/10; Cost $285,788) (h)(k)				28	0
Lake at Las Vegas Joint Venture, LLC, Class C, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(k)				117	0
Lake at Las Vegas Joint Venture, LLC, Class D, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(k)				161	0
Lake at Las Vegas Joint Venture, LLC, Class E, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(k)				180	0
Lake at Las Vegas Joint Venture, LLC, Class F, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(k)				202	0
Lake at Las Vegas Joint Venture, LLC, Class G, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(k)				229	0
Newhall Holding Co., LLC, Class A (h)(k)				237,570	758,323
Rhodes Homes (h)(k)				750,544	206,400
WCI Communities, Inc. (k)				18,849	366,613
					4,777,738

Conglomerates–0.05%

Euramax International, Inc. (h)(k)				1,870	448,752

Cosmetics & Toiletries–0.09%

Marietta Intermediate Holding Corp. (Acquired 07/13/07; Cost $2,591,511) (h)(k)				1,641,483	952,060

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Shares	Value

Cosmetics & Toiletries–(continued)

Marietta Intermediate Holding Corp., Wts. expiring 02/20/19 (Acquired 07/12/07; Cost $0) (h)(k)	413,194	$ 0
		952,060

Financial Intermediaries–0.00%

RJO Holdings Corp. (h)(k)	2,144	21,440
RJO Holdings Corp., Class A (h)(k)	1,142	571
RJO Holdings Corp., Class B (h)(k)	3,333	1,667
		23,678

Leisure Goods, Activities & Movies–1.06%

MB2 L.P. (Canada) (k)	30,040	416,052
Metro-Goldwyn-Mayer Inc., Class A (h)(k)	150,602	10,335,062
		10,751,114

Lodging & Casinos–0.10%

Twin River Worldwide Holdings, Inc., Class A (h)(k)	41,966	1,028,167

Oil & Gas–0.00%

Vitruvian Exploration LLC (h)(k)	76,400	22,920

Publishing–0.52%

Affiliated Media, Inc. (h)(k)	87,369	1,703,692
Endurance Business Media, Inc., Class A (Acquired 12/14/10; Cost $4,090,000) (h)(k)	4,753	0
Merrill Communications LLC, Class A (h)(k)	602,134	1,731,135
Tribune Co., Class A (k)	24,258	1,807,221
		5,242,048

Retailers (except Food & Drug)–0.08%

Targus Group International, Inc. (Acquired 12/16/09; Cost $0) (h)(j)(k)	62,413	778,914

Surface Transport–1.51%

Nobina Europe AB (Sweden) (h)(k)	90,358,291	15,290,799

Utilities–0.00%

Bicent Power, LLC -Series A, Wts. expiring 08/21/22 (Acquired 08/21/12; Cost $0) (h)(k)	2,024	0
Bicent Power, LLC -Series B, Wts. expiring 08/21/22 (Acquired 08/21/12; Cost $0) (h)(k)	3,283	0
		0
Total Common Stocks & Other Equity Interests		39,316,190

Preferred Stocks–0.01%

Building & Development–0.00%

United Subcontractors, Inc. (Acquired 08/02/13; Cost $0) (h)(k)	3	50

Financial Intermediaries–0.01%

RJO Holdings Corp., Class A2 (h)(k)	649	51,263
Total Preferred Stocks		51,313

Money Market Funds–1.39%

Liquid Assets Portfolio–Institutional Class (l)	7,044	7,043,556
Premier Portfolio–Institutional Class (l)	7,044	7,043,556
Total Money Market Funds		14,087,112
TOTAL INVESTMENTS**–148.23% (Cost $1,501,663,822)		1,500,575,371
OTHER ASSETS LESS LIABILITIES–(4.67)%		(47,241,445)
BORROWINGS–(31.21)%		(316,000,000)
VARIABLE RATE TERM PREFERRED SHARES–(12.35)%		(125,000,000)
NET ASSETS–100.00%		$ 1,012,333,926

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

Investment Abbreviations:

CDO	—Collateralized Debt Obligation	LOC	—Letter of Credit
CLO	—Collateralized Loan Obligation	PIK	—Payment in Kind
EUR	—Euro	SEK	—Swedish Krona
GBP	—British Pound	Wts.	—Warrants

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at November 30, 2013 was $3,506,950, which represented less than 1% of the Fund’s Net Assets.
(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 5.
(e)	This variable rate interest will settle after November 30, 2013, at which time the interest rate will be determined.
(f)	All or a portion of this security is Payment-in-Kind.
(g)	The borrower has filed for protection in federal bankruptcy court.
(h)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2013 was $261,359,827, which represented 25.82% of the Fund’s Net Assets.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2013.
(j)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of November 30, 2013 was $2,644,882, which represented less than 1% of the Fund’s Net Assets. See Note 4.
(k)	Non-income producing securities acquired through the restructuring of senior loans.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser.
*	Principal amounts are denominated in U.S. dollars unless otherwise noted.
**	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2013

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Invesco Dynamic Credit Opportunities Fund

A.	Security Valuations – (continued)

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses

Invesco Dynamic Credit Opportunities Fund

E.	Foreign Currency Translations – (continued)

realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

F.	Foreign Currency Contracts – The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of

Invesco Dynamic Credit Opportunities Fund

G.	Swap Agreements – (continued)

default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

H.	Industry Concentration – To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
I.	Bank Loan Risk Disclosures – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
J.	Foreign Risk – The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
K.	Other Risks – The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

L.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Invesco Dynamic Credit Opportunities Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	– Prices are determined using quoted prices in an active market for identical assets.
Level 2	– Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	– Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$1,068,734,054	$80,568,086	$1,149,302,140
Notes	—	228,187,116	6,591,529	234,778,645
Structured Products	—	63,039,971	—	63,039,971
Equity Securities	16,260,946	35,089,467	2,104,202	53,454,615
	$16,260,946	$1,395,050,608	$89,263,817	$1,500,575,371
Foreign Currency Contracts*	—	(3,034,014)	—	(3,034,014)
Total Investments	$16,260,946	$1,392,016,594	$89,263,817	$1,497,541,357

* Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Variable Rate Senior Loan Interests during the nine months ended November 30, 2013:

	Beginning Balance, as of February 28, 2013	Purchases	Sales	Accrued discounts/ premiums	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of November 30, 2013
Variable Rate Senior Loan Interests	$68,657,390	$49,206,286	$(25,155,649)	$103,659	$(80,240)	$1,976,962	$12,336,762	$(26,477,084)	$80,568,086
Notes	1,865,968	3,461,821	—	94,564	—	1,169,176	—	—	6,591,529
Equity Securities	1,995,149	—	(206,616)	—	206,616	(189,878)	298,931	—	2,104,202
Total	$72,518,507	$52,668,107	$(25,362,265)	$198,223	$126,376	$2,956,260	$12,635,693	$(26,477,084)	$89,263,817

The Variable Rate Senior Loan Interests determined to be Level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. Investments in Variable Rate Senior Loan Interests were transferred from Level 2 to Level 3 due to third-party vendor quotations utilizing single market quotes and was assumed to have occurred at the end of the reporting period. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

Invesco Dynamic Credit Opportunities Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of November 30, 2013:

Risk Exposure/ Derivative Type	Value
	Assets	Liabilities
Currency risk Foreign currency contracts	$63,348	$(3,097,362)

Effect of Derivative Investments for the nine months ended November 30, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Foreign Currency Contracts*	Swap Agreements*
Realized Gain (Loss) Credit risk	$—	$7,243,684
Currency risk	(8,682,789)	—
Change in Unrealized Appreciation (Depreciation) Credit risk	$—	$(7,161,686)
Currency risk	(9,158,320)	—
Total	$(17,841,109)	$81,998

* The average notional value of foreign currency contracts and swap agreements outstanding during the period was $297,609,805 and $18,800,000, respectively.

Open Foreign Currency Contracts
						Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Contract to			Notional
		Deliver		Receive	Value
12/18/13	State Street Bank	EUR	47,000,000 USD	63,617,320	$63,849,045	$(231,725)
12/18/13	JPMorgan Chase Bank N.A.	EUR	40,000,000 USD	54,138,640	54,339,613	(200,973)
12/18/13	Mellon Bank N.A.	EUR	40,000,000 USD	54,138,400	54,339,613	(201,213)
12/18/13	Goldman Sachs International	EUR	40,000,000 USD	54,143,160	54,339,613	(196,453)
12/18/13	State Street Bank	GBP	54,500,000 USD	86,929,135	89,196,133	(2,266,998)
12/18/13	State Street Bank	SEK	90,000,000 USD	13,786,659	13,723,311	63,348
Total open foreign currency contracts						$(3,034,014)

Currency Abbreviations:

EUR — Euro	SEK — Swedish Krona

GBP — British Pound Sterling	USD — U.S. Dollar

Invesco Dynamic Credit Opportunities Fund

NOTE 4 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the nine months ended November 30, 2013.

	Value 02/28/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 11/30/13	Interest/Dividend Income
Targus International Inc. - Note	$1,865,968	$—	$—	$ —	$—	$1,865,968	$140,984
Targus International Inc. - Common Shares	824,476	—	—	(45,562)	—	778,914	—
Total	$2,690,444	$—	$—	$(45,562)	$—	$2,644,882	$140,984

NOTE 5 — Unfunded Loan Commitments

As of November 30, 2013, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type		Principal Amount*	Value
Axia Inc.	Revolver Loan		$348,226	$348,226
David’s Bridal, Inc.	Revolver Loan		1,848,394	1,728,248
Delta Air Lines, Inc.	Revolver Loan		7,019,463	6,691,865
Delta Air Lines, Inc.	Revolver Loan		1,032,274	965,176
H.J. Heinz Co.	Revolver Loan		6,837,334	6,632,214
Lake at Las Vegas Joint Venture, LLC	PIK Exit Revolver Loan		48,725	17,297
Reynolds Group Holdings Inc.	Revolver Loan		5,104,216	5,100,847
Surgical Care Affiliates	Revolver Loan		6,250,000	6,216,250
Tallgrass Operations, LLC	Delayed Draw Term Loan		1,640,000	1,642,050
Tyrol Acquisition 2 SAS	Revolver Loan	EUR	1,750,501	2,212,082
Vitalia Holdco S.a r.l.	Revolver Loan	EUR	1,333,333	1,787,856
West Corp.	Revolver Loan		2,426,942	2,354,133
				$35,696,244
*	Principal amounts are denominated in U.S. dollars unless otherwise noted.

NOTE 6 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended November 30, 2013 was $1,444,379,938 and $1,256,230,116, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$ 73,881,817
Aggregate unrealized (depreciation) of investment securities	(89,333,269)
Net unrealized appreciation (depreciation) of investment securities	$ (15,451,452)
Cost of investments for tax purposes is $1,516,026,823.

Invesco Dynamic Credit Opportunities Fund

NOTE 7 — Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the nine months ended November 30, 2013, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant		Principal Amount*	Value
Goldman Sachs Lending Partners LLC	$	8,685,727	$8,360,462
Merrill Lynch Capital Services, Inc.	EUR	2,014,241	2,545,366
Total			$10,905,828
*	Principal amounts are denominated in U.S. dollars unless otherwise noted.

Invesco Dynamic Credit Opportunities Fund

Item 2. Controls and Procedures.

(a)	As of November 19, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 19, 2013, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Dynamic Credit Opportunities Fund

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	January 29, 2014

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	January 29, 2014

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	January 29, 2014

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.